UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2012
Date of Report (Date of earliest event reported)

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8747	43-1304369
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

920 Main Street
Kansas City, Missouri 64105-1977
(Address, including zip code, of registrant’s
principal executive offices)

(816) 221-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 6, 2012, the Company issued a press release announcing the completion of the previously announced redemption of $51,035,000 aggregate principal amount of its outstanding 8% Senior Subordinated Notes due 2014 (the "Notes") through the operation of an optional redemption pursuant to the indenture governing the Notes, dated as of February 24, 2004, at a redemption price of 100.00% of the principal amount thereof plus accrued but unpaid interest.

A copy of the Company’s press release announcing the completion of the redemption of the Notes is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: April 6, 2012	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company

4